UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported):  July 30, 2001


                            FLEETCLEAN SYSTEMS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                                      -----
                 (State or other jurisdiction of incorporation)



             000-27467                                     76-0196431
             ---------                                     ----------
     (Commission  File  Number)                         (I.R.S.  Employer
                                                       Identification  No.)



            PO Box 727, Hwy. 834, East .7 miles, Hardin, Texas 77561
            --------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (936) 298-9835
                                 --------------
              (Registrant's telephone number, including area code)

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     a) The previous independent accountants for Fleetclean Systems, Inc., (the "Company") was McManus & Co., P.C. ("McManus").

          i) On July 30, 2001, the Company determined to appoint new independent accountants and the Company was dismissed.

          ii) The reports of McManus on the Company's financial statements for the years ending December 31, 2000 and 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainly, audit scope or accounting principles.

          iii) The Company's board of directors approved the Company's new independent accountants.

          iv) There were no disagreements with McManus, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, would have caused McManus to make reference to the subject matter of the disagreement(s) in connection with their reports discussed in section (a)(ii) above.

          v) The Company has requested that McManus furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter will be filed as Exhibit 16.1 to an amendment to this Form 8-K.

     b)   New  independent  accountants

          i) The Company has engaged the accounting firm of Malone & Bailey, P.C.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)     Financial  Statements  of  Business  Acquired.
             Inapplicable.

     (b)     Pro  Forma  Financial  Information.
             Inapplicable.

     (c)     Exhibits

     Exhibit Number          Exhibit  Description
     --------------          --------------------

     16.1 Letter from McManus agreeing with the statements contained in this Form 8-K (to be supplied by amendment)

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FLEETCLEAN  SYSTEMS,  INC.



                              By:  /s/  Kenneth  A.  Phillips
                                 --------------------------------------
                                 Kenneth  A.  Phillips
                                 President


DATE:  August 2, 2001

                                  Exhibit Index
                                  -------------

     Exhibit  Number          Exhibit  Description
     ---------------          --------------------

     16.1 Letter from McManus agreeing with the statements contained in this Form 8-K (to be supplied by amendment)